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                                                                    EXHIBIT 10.5



                             COMMTOUCH SOFTWARE LTD.

                        1999 EMPLOYEE STOCK PURCHASE PLAN

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                                TABLE OF CONTENTS


                                                                             Page
                                                                             ----
Section 1.     Establishment of the Plan...................................   1

Section 2.     Definitions.................................................   1

Section 3.     Shares Authorized...........................................   2

Section 4.     Administration..............................................   3

Section 5.     Eligibility and Participation...............................   3

Section 6.     Offering and Purchase Periods...............................   4

Section 7.     Purchase Price..............................................   4

Section 8.     Employee Contributions......................................   4

Section 9.     Plan Accounts; Purchase of Shares...........................   5

Section 10.    Withdrawal From the Plan....................................   5

Section 11.    Taxes.......................................................   6

Section 12.    Effect of Termination of Employment or Death................   6

Section 13.    Rights Not Transferable.....................................   6

Section 14.    Recapitalization, Etc.......................................   7

Section 15.    Limitation on Stock Ownership...............................   7

Section 16.    No Rights as an Employee....................................   7

Section 17.    Rights as a Shareholder.....................................   7

Section 18.    Use of Funds................................................   8

Section 19.    Amendment or Termination of the Plan........................   8

Section 20.    Governing Law...............................................   8

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                             COMMTOUCH SOFTWARE LTD.

                        1999 EMPLOYEE STOCK PURCHASE PLAN


        SECTION 1.  ESTABLISHMENT OF THE PLAN.

        The CommTouch Software Ltd. qualified 1999 Employee Stock Purchase Plan (the "Plan") was established to provide Eligible Employees with an opportunity to purchase the Company's Ordinary Shares so that they may increase their proprietary interest in the success of the Company. The Plan, which provides for the purchase of stock through after-tax payroll withholding, is intended to qualify under Section 423 of the Code.

        SECTION 2.  DEFINITIONS.

        (a) "Board of Directors" or "Board" means the Board of Directors of the Company, or an authorized committee of the Board.

        (b) "Code" means the Internal Revenue Code of 1986, as amended.

        (c) "Company" means CommTouch Software Ltd., a corporation formed under the laws of the State of Israel.

        (d) "Compensation" means the base compensation paid to a Participant in cash, including overtime and shift differential; provided, however, that for purposes of determining a Participant's compensation, any election by such Participant to reduce his or her regular cash remuneration under Sections 125 or 401(k) of the Code shall be treated as if the participant did not make such election. Incentive compensation, commissions and other bonuses and other forms of compensation for work outside the regular work schedule are excluded.

        (e) "Eligible Employee" means any Employee of a Participating Company
(i) who is employed by the Participating Company on or prior to the Offering Date, (ii) who is customarily employed for more than 20 hours per week, and
(iii) who is customarily employed for more than five months per calendar year.

        In the event an Eligible Employee fails to remain in the continuous employ of a Participating Company customarily for at least 20 hours per week during an Offering Period or at least five months per calendar year, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to his or her account will be returned to him or her; provided that a Participant who goes on an unpaid leave of absence shall be permitted to remain in the Plan with respect to an Offering Period which commenced prior to such leave of absence. If such Participant is not guaranteed reemployment by contract or statute and the leave of absence extends beyond 90 days, such Participant shall be deemed to have terminated employment on the 91st day of such leave of absence. Payroll deductions for a Participant who has been on an unpaid leave of absence will resume at the same rate as in effect prior to such leave upon return to work unless changed by such Participant or unless the Participant has been on an unpaid leave of absence either throughout an entire Offering Period or for more than 90 days, in which case the Participant shall not be permitted to re-enter the Plan until a

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participation agreement is filed with respect to a subsequent Offering Period that commences after such Participant has returned to work from the unpaid leave of absence.

        (f) "Employee" means any employee of a Participating Company.

        (g) "Fair Market Value" shall mean (i) the closing price of an Ordinary Share on the principal exchange on which the Ordinary Shares are trading, or
(ii) if the Ordinary Shares are not traded on an exchange but are quoted on the Nasdaq National Market or a successor quotation system, the closing price on the Nasdaq National Market or such successor quotation system, or (iii) if the Ordinary Shares are not traded on an exchange or quoted on the Nasdaq National Market or a successor quotation system, the fair market value of an Ordinary Share as determined by the Plan Administrator in good faith. Such determination shall be conclusive and binding on all persons.

        (h) "Offering Date" means the first day of an Offering Period.

        (i) "Offering Period" means a period during which contributions may be made toward the purchase of Ordinary Shares under the Plan, as determined pursuant to Section 6.

        (j) "Ordinary Shares" means the Ordinary Shares, par value NIS 1.0, of the Company.

        (k) "Participant" means an Eligible Employee who elects to participate in the Plan, as provided in Section 5.

        (l) "Participating Company" means the Company and such present or future Subsidiaries of the Company as the Board of Directors shall from time to time designate.

        (m) "Plan Account" means the account established for each Participant pursuant to Section 9(a).

        (n) "Plan Administrator" means the administrator appointed by the Board pursuant to Section 4.

        (o) "Purchase Price" means the price at which Participants may purchase Ordinary Shares under Section 5 of the Plan, as determined pursuant to Section 7.

        (p) "Purchase Date" means the last day of each Purchase Period.

        (q) "Purchase Period" means a period commencing on the Offering Date or on the day after a Purchase Date and ending on a Purchase Date, as described in
Section 6.

        (r) "Subsidiary" means a subsidiary corporation as defined in Section 424 of the Code.

        SECTION 3.  SHARES AUTHORIZED.

        Subject to adjustment as provided in Section 14, the maximum aggregate number of Ordinary Shares that may be offered under the Plan shall initially be 150,000; provided, however, that the number of Ordinary Shares that may be offered under the Plan shall be increased as of January 1 of each year by 110 percent of the number of shares purchased under the Plan in the previous calendar year.



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        SECTION 4.  ADMINISTRATION.

        (a) The Plan shall be administered by a Plan Administrator appointed by the Board of Directors. The interpretation and construction by the Plan Administrator of any provision of the Plan or of any right to purchase Ordinary Shares hereunder shall be conclusive and binding on all persons.

        (b) No member of the Board or the Plan Administrator shall be liable for any action or determination made in good faith with respect to the Plan or the right to purchase Ordinary Shares hereunder. The Plan Administrator shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which it may be a party by reason of any action taken or failure to act under or in connection with the Plan or any stock purchased thereunder, and against all amounts paid by it in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by it in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that the Plan Administrator is liable for gross negligence or misconduct in the performance of its duties; provided that within 60 days after institution of any such action, suit or proceeding, the Plan Administrator shall in writing offer the Company the opportunity, at the Company's own expense, to handle and defend the same.

        (c) All costs and expenses incurred in administering the Plan shall be paid by the Company. The Board or the Plan Administrator may request advice for assistance or employ such other persons as are necessary for proper administration of the Plan.

        SECTION 5.  ELIGIBILITY AND PARTICIPATION.

        (a) Any person who qualifies or will qualify as an Eligible Employee on the Offering Date with respect to an Offering Period may elect to participate in the Plan for such Offering Period. An Eligible Employee may elect to participate by executing the participation agreement prescribed for such purpose by the Plan Administrator. The participation agreement shall be filed with the Plan Administrator no later than two weeks prior to the applicable Offering Date or such other deadline as is prescribed by the Plan Administrator. The Eligible Employee shall designate in the participation agreement the percentage of his or her Compensation which he or she elects to have withheld for the purchase of Ordinary Shares, which may be any percentage of the Participant's Compensation up to a maximum of 15 percent. In the event that the Fair Market Value of Ordinary Shares on the last trading day before the commencement of the Offering Period in which the Participant is enrolled is higher than on the last trading day before the commencement of any subsequent Offering Period, the Participant shall automatically be re-enrolled for such subsequent Offering Period, unless the Participant elects to withdraw during the current Offering Period by delivering a written notice, in form satisfactory to the Board, to the Plan Administrator. When a Participant reaches the end of an Offering Period but his or her participation is to continue, then such Participant shall automatically be re-enrolled for the Offering Period that commences immediately after the end of the prior Offering Period.

        (b) By enrolling in the Plan, a Participant shall be deemed to have elected to purchase the maximum number of whole Ordinary Shares that can be purchased with the amount of the Participant's Compensation which is withheld during each Purchase Period.



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        (c) Once enrolled, a Participant will continue to participate in the
Plan for each succeeding Purchase and Offering Period until he or she terminates participation or ceases to qualify as an Eligible Employee. A Participant who withdraws from the Plan in accordance with Section 10 may again become a Participant, if he or she then is an Eligible Employee, by following the procedure described in Section 5(a).

        SECTION 6.  OFFERING AND PURCHASE PERIODS.

        The Plan shall be implemented by one or more Offering Periods of not more than 24 months each. The Board of Directors may determine the duration of each Offering Period and the commencement dates. The Board may determine to include one or more Purchase Periods within an Offering Period. The first Offering Period shall commence on the first business day on which price quotations for the Company's Ordinary Shares are available on the Nasdaq National Market and shall end on August 14, 2001, and shall contain four Purchase Periods commencing on the first day of the first Offering Period, February 15, 2000, August 15, 2000 and February 15, 2001. Thereafter, unless changed by the Board, the duration of each subsequent Offering Period shall be two years, commencing on February 15 or August 15 and ending 24 months later on February 14 or August 14, and shall contain four Purchase Periods commencing on each February 14 and August 14 during each such Offering Period.

        SECTION 7.  PURCHASE PRICE.

        The Purchase Price for each Ordinary Share shall be the lesser of (i) 85% of the Fair Market Value of such Ordinary Share on the last trading day before the Offering Date (provided, however, in the case of the first Offering Period, this number shall be 85% of the price per share at which the Company's Ordinary Shares are initially offered for sale to the public by the Company's underwriters in the initial public offering of the Company's Ordinary Shares pursuant to a registration statement filed with the SEC) or (ii) 85% of the Fair Market Value of such Ordinary Share on the last trading day of the applicable Purchase Period.

        SECTION 8.  EMPLOYEE CONTRIBUTIONS.

        A Participant may purchase Ordinary Shares under the Plan solely by means of payroll deductions. Payroll deductions, as designated by the Participant pursuant to Section 5(a), shall commence with the first paycheck issued during the Offering Period and shall be deducted from each subsequent paycheck throughout the Offering Period. If a Participant desires to change the rate of payroll withholding during the Offering Period, he or she may do so, if permitted by the Plan Administrator, only one time during an Offering Period by filing a new participation agreement with the Plan Administrator. Such a change may be either an increase or a decrease and will be effective no later than the first day of the second payroll period which begins following the receipt of the new participation agreement. If a Participant desires to increase or decrease the rate of payroll withholding more than one time during the participation period, he or she may do so effective for the next Offering Period by filing a new participation agreement with the Plan Administrator on or before the date specified by the Plan Administrator, and if none is stated, then no later than the first day of the Offering Period for which such change is to be effective.

        SECTION 9.  PLAN ACCOUNTS; PURCHASE OF SHARES.



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        (a) The Company will maintain a Plan Account on its books in the name of each Participant. At the close of each pay period, the amount deducted from the Participant's Compensation will be credited to the Participant's Plan Account.
No interest shall accrue on any amounts held in the Participant's Plan Account.

        (b) As of the last day of each Purchase Period, the amount then in the Participant's Plan Account will be divided by the Purchase Price, and the number of whole shares which results (subject to the limitations described in Sections 5(b), 9(c) and 15) shall be purchased from the Company with the funds in the Participant's Plan Account. Foreign currencies will be converted to U.S. dollars based on the foreign currency exchange rate as quoted in the Wall Street Journal on the Purchase Date, or such other reasonable method selected by the Plan Administrator that does not prevent the Plan from satisfying the requirements of
Section 423 of the Code. Shares representing the number of Ordinary Shares so purchased shall be electronically delivered to a brokerage account designated by the Plan Administrator and kept in such account pursuant to a participation agreement between each Participant and the Company and subject to the conditions described therein, which may include a requirement that Ordinary Shares be held and not sold for certain time periods.

        (c) In the event that the aggregate number of Ordinary Shares that all Participants elect to purchase during a Purchase Period shall exceed the number of shares remaining available for issuance under the Plan, then the number of shares to which each Participant shall become entitled shall be determined by multiplying the number of shares available for issuance by a fraction, the numerator of which is the sum of the number of shares the Participant has elected to purchase during that Purchase Period pursuant to Section 5, and the denominator of which is the sum of the number of shares which all employees have elected to purchase during that Purchase Period pursuant to Section 5. Any cash amount remaining in the Participant's Plan Account under these circumstances shall be refunded to the Participant.

        (d) Any amount remaining in the Participant's Plan Account caused by a surplus due to fractional shares after deducting the amount of the Purchase Price for the number of whole shares issued to the Participant shall be carried over in the Participant's Plan Account for the succeeding Purchase Period, without interest. Any amount remaining in the Participant's Plan Account caused by anything other than a surplus due to fractional shares shall be refunded to the Participant in cash, without interest.

        (e) As soon as practicable following the end of each Purchase Period, the Company shall deliver to each Participant a Plan Account statement setting forth the amount of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

        SECTION 10.  WITHDRAWAL FROM THE PLAN.

        A Participant may elect to withdraw from participation in a Purchase Period at any time up to the last day of the Purchase Period by filing the prescribed form with the Plan Administrator. A Participant may elect to withdraw (or not withdraw) from participation in an Offering Period at any time up to the last day of the Offering Period by filing the prescribed form with the Plan Administrator. As soon as practicable after a withdrawal, payroll deductions shall cease and all amounts credited to the Participant's Plan Account will be refunded in cash, without interest. A Participant who has



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withdrawn from an Offering Period shall not be a Participant in future Offering
Periods, unless he or she again enrolls in accordance with the provisions of
Section 5.

        SECTION 11.  TAXES.

        The Participant shall make such arrangements as the Company may require for the satisfaction of any federal, state, local or foreign tax obligations that may arise in connection with the disposition of the Ordinary Shares acquired under the Plan. If required by the applicable tax authority, these arrangements may include withholding (or tendering back) of Ordinary Shares, or withholding amounts from the Participant's compensation.

        SECTION 12.  EFFECT OF TERMINATION OF EMPLOYMENT OR DEATH.

        (a) Termination of employment as an Eligible Employee for any reason, including death, shall be treated as an automatic withdrawal from the Plan under
Section 10. A transfer from one Participating Company to another shall not be treated as a termination of employment.

        (b) A Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's Plan Account in the event of such Participant's death prior to the last day of a Purchase Period. A Participant may also file a written designation of a beneficiary who is to receive shares and cash, if any, from the Participant's Plan Account in the event of such Participant's death subsequent to the purchase of shares but prior to delivery to his or her account of such shares and cash.

        (c) A designation of beneficiary may be changed by the Participant at any time by written notice. In the event of the death of a Participant in the absence of a valid designation of a beneficiary who is living at the time of such Participant's death, the Company shall deliver such cash and/or shares to the executor or administrator of the estate of the Participant; or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such cash and/or shares to the spouse or to any one or more dependents or relatives of the Participant; or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

        SECTION 13.  RIGHTS NOT TRANSFERABLE.

        The rights or interests of any Participant in the Plan, or in any Ordinary Shares or money to which he or she may be entitled under the Plan, shall not be transferable by voluntary or involuntary assignment or by operation of law, or by any other manner other than as permitted by the Code or by will or the laws of descent and distribution. If a Participant attempts to transfer, assign or otherwise encumber his or her rights or interest under the Plan, other than as permitted by the Code or by will or the laws of descent and distribution, such act shall be treated as an automatic withdrawal under Section 10.

        SECTION 14.  RECAPITALIZATION, ETC.

        (a) The aggregate number of Ordinary Shares offered under the Plan, the number and price of shares which any Participant has elected to purchase pursuant to Section 5 and the maximum number of shares which a Participant may elect to purchase under the Plan in any Offering Period shall be



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proportionately adjusted for any increase or decrease in the number of issued
Ordinary Shares resulting from a subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares effected without receipt of consideration by the Company.

        (b) In the event of a dissolution or liquidation of the Company, or a merger or consolidation to which the Company is a constituent corporation, this Plan shall terminate unless the plan of merger, consolidation or reorganization provides otherwise, and all amounts paid by each Participant toward the Purchase Price of Ordinary Shares hereunder shall be refunded, without interest.

        (c) The Plan shall in no event be construed to restrict in any way the Company's right to undertake a dissolution, liquidation, merger, consolidation or other reorganization.

        SECTION 15.  LIMITATION ON STOCK OWNERSHIP.

        Notwithstanding any provision herein to the contrary, no Participant shall be permitted to elect to participate in the Plan (i) if such Participant, immediately after his or her election to participate, would own stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or any parent or Subsidiary of the Company, or (ii) if under the terms of the Plan the right of the Employee to purchase Ordinary Shares under this Plan and all other qualified employee stock purchase plans of the Company or its Subsidiaries would accrue at a rate that exceeds $25,000 of the Fair Market Value of such Ordinary Shares (determined at the time such right is granted) for each calendar year for which such right is outstanding at any time. For purposes of this Section 15, ownership of stock shall be determined by the attribution rules of Section 424(d) of the Code, and Participants shall be considered to own any Ordinary Shares which they have a right to purchase under this or any other stock plan.

        SECTION 16.  NO RIGHTS AS AN EMPLOYEE.

        Nothing in the Plan shall be construed to give any person the right to remain in the employ of a Participating Company. Each Participating Company reserves the right to terminate the employment of any person at any time and for any reason.

        SECTION 17.  RIGHTS AS A SHAREHOLDER.

        A Participant shall have no rights as a shareholder with respect to any shares he or she may have a right to purchase under the Plan until the date of issuance of the stock to the brokerage account designated by the Plan Administrator for Ordinary Shares issued pursuant to the Plan.

        SECTION 18.  USE OF FUNDS.

        All payroll deductions received or held by the Company under the Plan may be used by the Company for general corporate purposes, and the Company shall not be obligated to segregate such payroll deductions in separate accounts.

        SECTION 19.  AMENDMENT OR TERMINATION OF THE PLAN.



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        The Board of Directors shall have the right to amend, modify or terminate the Plan at any time without notice. An amendment of the Plan shall be subject to shareholder approval only to the extent required by applicable laws, regulations or rules. Amendments to the Plan to comply with the requirements of a foreign country may be adopted by the Plan Administrator to the extent those amendments do not prevent the Plan from satisfying the requirements of Section 423 of the Code.

        SECTION 20.  GOVERNING LAW.

        The Plan shall be governed by, and construed and interpreted in accordance with, the laws of the State of California.

                                     * * * *

Approved by the Board of Directors on _____________ __, 1999.

Approved by the Shareholders of the Company on _____________ __, 1999.



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                             COMMTOUCH SOFTWARE LTD.

                        1999 EMPLOYEE STOCK PURCHASE PLAN

                             SUBSCRIPTION AGREEMENT


_____ Original Application                      Enrollment Date: _______________

_____ Change of Beneficiary(ies)                Offering Period: _______________

1. ________________________ hereby elects to participate in the CommTouch Software Ltd. (the "Company") 1999 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribes to purchase the Company's Ordinary Shares in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of (1% up to 15%, whole percentage only) _____% of my Compensation on each payday during the indicated Offering Period in accordance with the Employee Stock Purchase Plan.

3. I understand that said payroll deductions shall be accumulated for the purchase of Ordinary Shares at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an indicated Offering Period, any accumulated payroll deductions will be used to automatically purchase shares for me.

4. I have received a copy of the complete "Employee Stock Purchase Plan." I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan.

5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and Spouse Only):

            -----------------------------------------------
            (Names)

            -----------------------------------------------

6. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the first day of the indicated Offering Period during which I purchased such shares, or within 1 year after the date on which such shares were purchased by me, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I hereby agree to notify the Company in writing within 30 days after the date of any disposition of shares and I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Ordinary Shares. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year holding period, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) the excess of the fair market value of the shares on the first day of the Offering Period or Purchase Period over the purchase price that I paid for the shares. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:

NAME: (Please print)
                    ------------------------------------------------------------
                            (First)            (Middle)              (Last)

-------------------------           --------------------------------------------
Relationship
                                    --------------------------------------------
                                    (Address)

NAME: (Please print)
                    ------------------------------------------------------------
                            (First)            (Middle)              (Last)

-------------------------           --------------------------------------------
Relationship
                                    --------------------------------------------
                                    (Address)

Employee's Social Security Number:
                                    --------------------------------------------

Employee's Address:
                                    --------------------------------------------

                                    --------------------------------------------


                                    --------------------------------------------

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated:
       ---------------------        --------------------------------------------
                                    Signature of Employee

                                    --------------------------------------------
                                    Spouse's Signature (If beneficiary other than spouse)

                             COMMTOUCH SOFTWARE LTD.

                        1999 EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL

      The undersigned participant in the Offering Period or Purchase Period (circle one) of the CommTouch Software Ltd. Employee Stock Purchase Plan which began on _______________ 19____ (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period or Purchase Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credits to his or her account with respect to such Offering Period or Purchase Period. The undersigned understands and agrees that his or her option for such Offering Period or Purchase Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period or Purchase Period and the undersigned shall be eligible to participate in succeeding Offering Periods or Purchase Periods only by delivery to the Company a new Subscription Agreement.


Name and Address of Participant:            Signature:

------------------------------              -----------------------------------

------------------------------              -----------------------------------
                                            Date:
------------------------------